UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2024 (November 27, 2024)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2024, the compensation committee of the board of directors (the “Compensation Committee”) of ClearOne, Inc. (the “Company”) approved the grant of incentive stock options to purchase shares of the Company’s common stock, par value $0.001 per share, to Derek Graham, the Company’s chief executive officer, and Simon Brewer, the Company’s chief financial officer as follows:

Grantee	Exercise Price per Share	Number of Option Shares	Expiration Date
Derek Graham	$0.47	60,000	November 26, 2030
Simon Brewer	$0.47	100,000	November 26, 2030

As previously disclosed in the Company’s Form 8-K as filed with the SEC on November 25, 2024, the Company has engaged ARC Group Limited (“ARC”) for ARC to assist the Company with the sale of the Company by way of a negotiated merger or consolidation, including a reverse merger, the negotiated sale of all or substantially all of the Company’s assets, the sale, via negotiated tender offer, of the Company’s issued and outstanding shares of stock, or a spin-off  of the Company’s current business and operations to its current stockholders (each, a “Strategic Transaction”). The stock option awards to Messrs. Graham and Brewer are intended to serve as both the equity component of their 2024 executive compensation as well as retention awards to ensure the continued services of Messrs. Graham and Brewer through the completion of any Strategic Transactions of the Company.

The stock option awards to Messrs. Graham and Brewer issued under the Company’s Equity Incentive Plan, as amended and restated (the “Plan”), and forms of stock option award grant agreement thereunder.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: December 3, 2024	By:	/s/ Derek Graham
Derek Graham
Chief Executive Officer